Debt	12 Months Ended
Dec. 31, 2011
Debt

Note 5—Debt

Project Facilities Agreement

A summary of debt is as follows:

	December 31,
	2011	2010
	(In thousands)
Due within one year:
Bora Term Loan	$50,000	$50,000
Mistral Term Loan	62,500	—
Scirocco Term Loan	43,750	—
Santa Ana Term Loan	62,500	—

Total current debt	218,750	50,000

Long-term debt:
Bora Term Loan	$350,000	$400,000
Mistral Term Loan	387,500	—
Scirocco Term Loan	331,250	—
Santa Ana Term Loan	387,500	—

Total long-term debt	1,456,250	400,000

Total debt	$1,675,000	$450,000

In September 2010, Pacific Bora Ltd., Pacific Mistral Ltd., Pacific Scirocco Ltd., and Pacific Santa Ana Ltd. (collectively, the “Borrowers”), and Pacific Drilling Limited (as the “Guarantor,” and together with the Borrowers, the “Borrowing Group”) entered into a project facilities agreement with a group of lenders to finance the construction, operation and other costs associated with the Pacific Bora, the Pacific Mistral, the Pacific Scirocco and the Pacific Santa Ana (the “Original Project Facilities Agreement”). On March 31, 2011, in connection with the Restructuring, the Borrowing Group amended and restated the Original Project Facilities Agreement by entering into the Amended and Restated Project Facilities Agreement (the “Project Facilities Agreement”) and a Charter Waiver Request Letter (“Waiver Letter”).

The Project Facilities Agreement includes a Bora term loan, a Mistral term loan, a Scirocco term loan and a Santa Ana term loan (each, a “Term Loan” and, collectively, the “Term Loans” or the “Term Loan Facility”) with maximum aggregate amounts available of $450 million, $500 million, $500 million and $500 million, respectively, that collectively may not exceed $1.8 billion. Each Term Loan consists of three tranches: one in favor of a syndicate of nine commercial banks (the “Commercial Tranche”), one in favor of the Ministry of Trade and Industry of the Norwegian government (and guaranteed by the Norwegian Guarantee Institute for Export Credits) (the “GIEK Tranche”) and one in favor of The Export-Import Bank of Korea (the “KEXIM Tranche”), with maximum aggregate amounts available of $1.0 billion, $350 million and $450 million, respectively.

Borrowings under the Term Loans bear interest at the London Interbank Offered Rate (“LIBOR”) plus an applicable margin. Prior to the effective date of the first drilling contract in respect of a Borrower’s drillship, the applicable margin under the relevant Term Loan is 4% per annum. Subsequent to the effective date of the first drilling contract in respect of such Borrower’s drillship and until 12 months after delivery of all four drillships, the applicable margin is 3.5% per annum. Subsequent to 12 months after the delivery of all four drillships, the applicable margin is based on the Borrowing Group’s historical debt service coverage ratio. If the ratio is not greater than 125%, the applicable margin is 3.5% per annum. If the ratio is greater than 125%, the applicable margin is 3% per annum. Interest is payable every three months.

The Commercial Tranche under the Term Loan Facility matures on October 31, 2015 and the GIEK Tranche and the KEXIM Tranche each mature on October 31, 2019. The Commercial Tranche requires a residual debt payment of $200 million at maturity for each Term Loan. The GIEK Tranche and the KEXIM Tranche each contain put options exercisable if GIEK and KEXIM do not receive timely refinancing for the Commercial Tranche or if the Commercial Tranche is not refinanced on terms acceptable to GIEK and KEXIM. If the GIEK and KEXIM Tranche put options are exercised, it would require full prepayment of the relevant GIEK and KEXIM Tranche proportion of all loans outstanding without any premium, penalty or fees of any kind on the maturity date of the Commercial Tranche.

Borrowings under the Commercial Tranche may be prepaid in whole or in part with a 1% penalty on the amount prepaid if such prepayment takes place within one year after the delivery of the fourth drillship and no penalty thereafter. Borrowings under the GIEK Tranche and the KEXIM Tranche may be prepaid in whole or in part with a 0.5% penalty.

In November 2010, we borrowed $450 million under the Bora Term Loan. During 2011, we borrowed $450 million, $375 million and $450 million under the Mistral Term Loan, the Scirocco Term Loan and the Santa Ana Term Loan, respectively.

The Bora Term Loan requires us to make ten amortization payments of $25.0 million every six months commencing in April 2011, with the residual debt payment of $200 million due in October 2015. The Mistral Term Loan, Scirocco Term Loan and Santa Ana Term Loan requires us to make eight amortization payments of $31.3 million, $21.9 million and $31.3 million, respectively, every six months commencing in April 2012, with the residual debt payment of $200 million each due in October 2015.

During the years ended December 31, 2011 and 2010, Pacific Drilling incurred and capitalized interest expense of $51.5 million and $12.6 million, respectively, on the Term Loans. No amounts were incurred and capitalized during the year ended December 31, 2009.

The indebtedness under the Project Facilities Agreement is guaranteed by the Guarantor. In conjunction with entering the Project Facilities Agreement and in relation to the Guarantor’s transfer of its TPDI investment, a subsidiary of the Quantum Pacific Group has guaranteed to the lenders that any proceeds from the exercise of the put option relating to the equity interest in TPDI will be used to prepay or secure the Project Facilities Agreement. The obligations of the Borrowers under the Term Loan Facility are joint and several. The Project Facilities Agreement is secured by several collateral components, which are usual and customary for facilities of this type, size and purpose. The security provided to the lenders is cross-collateralized across all Term Loans and comprises assignments of refund guarantees, shipbuilding contracts and insurances, a first preferred mortgage over each Borrower’s drillship and other types of collateral.

The Project Facilities Agreement requires compliance with certain affirmative and negative covenants that are customary for such financings. These include, but are not limited to, restrictions on (i) the ability of each of the Borrowers to pay dividends to its shareholder or to sell assets and (ii) the ability of the Borrowing Group to incur additional indebtedness or liens, make investments or transact with affiliates (except for certain specified exceptions). The Borrowers are restricted in their ability to transfer their net assets to the Guarantor whether in the form of dividends, loans or advances. As of December 31, 2011, the Borrowing Group held $1.5 billion of restricted net assets.

The Guarantor (through the Borrowing Group) is also required to (i) enter into and maintain drilling contracts for each drillship (except as permitted by the Waiver Letter), (ii) maintain cash account balances reserved for debt service payments, (iii) maintain Guarantor liquidity and (iv) maintain contributed equity above certain levels and to meet a required level of collateral maintenance whereby the aggregate appraised collateral value must not be less than a certain percentage of the total outstanding balances and commitments under the Project Facilities Agreement.

The Project Facilities Agreement also requires compliance by the Guarantor with financial covenants including (i) a projected debt service coverage ratio of the Borrowing Group, (ii) a historical debt service coverage ratio of the Borrowing Group, (iii) a maximum leverage ratio of the Guarantor and (iv) minimum liquidity requirements of the Guarantor. The Project Facilities Agreement requires that the Guarantor maintain (i) a projected (looking forward over the following twelve months) debt service coverage ratio of at least 1.1x through June 30, 2012 and 1.2x thereafter; (ii) a historical (looking back over the preceding twelve months) debt service coverage ratio of at least 1.1x through December 31, 2013 and 1.2x thereafter; (iii) a maximum leverage ratio of 65% and (iv) a minimum liquidity of $50 million after the delivery of all four drillships. We were in compliance with all covenants as of December 31, 2011.

Each Borrower is also required under the Project Facilities Agreement to hedge 75% of outstanding and available balances against floating interest rate exposure.

The Project Facilities Agreement contains events of default that are usual and customary for a financing of this type, size and purpose. Upon the occurrence of an event of default, borrowings under the Project Facilities Agreement are subject to acceleration.

For purposes of preparing our scheduled maturities of debt, borrowings under the GIEK Tranche and the KEXIM Tranche are presented assuming an exercise of the option to accelerate the maturity date to October 31, 2015. Maturities of long-term debt for each of the five years ending after December 31, 2011 are as follows:

(In thousands)
Year ended 2012	$218,750
Year ended 2013	218,750
Year ended 2014	218,750
Year ended 2015	1,018,750
Year ended 2016	—

Temporary Import Bond Facilities

On July 13, 2011, we entered into a temporary Standby Letter of Credit (“SBLC”) facility with Citibank, N.A. to support the Temporary Importation (“TI”) bond for the Pacific Bora required in Nigeria. On December 6, 2011, we entered into separate temporary SBLC facilities with Citibank, N.A. and Standard Charter Bank to support the TI bond for the Pacific Scirocco required in Nigeria.

As part of the standard Nigerian importation requirements for equipment, we are required to either import the vessel into Nigeria on a permanent basis and pay import duties or apply for a TI permit and put up a bond for the value of the import duties instead.

Under the Bora SBLC facility, Citibank, N.A., as issuing bank, has issued a Letter of Credit (“LC”) for the benefit of Citibank Nigeria denominated in the Nigerian currency, Naira, in the amount of approximately $99.8 million. This Bora LC provides credit support for the Bora TI bond that was issued by Citibank Nigeria in favor of the Government of Nigeria Customs Service for the Pacific Bora.

Under the Scirocco SBLC facilities, Citibank, N.A. and Standard Charter Bank, as issuing banks, have each issued a LC for the benefit of Citibank Nigeria and Standard Charter Bank Nigeria denominated in Naira in the collective amount of approximately $109.5 million. These LC’s provide credit support for the TI bonds that were issued by Citibank Nigeria and Standard Charter Bank Nigeria in favor of the Government of Nigeria Customs Service for the Pacific Scirocco.

Both the Bora and Scirocco SBLC facilities will expire after a one-year period and will be renewable for additional one-year terms based on the initial contract term of each vessel. Our obligations under the Bora and Scirocco temporary SBLC facilities are secured by a $50 million and $99 million cash deposit, respectively, which is recorded as current restricted cash in our consolidated balance sheets. The SBLC facilities and TI bonds require the Company to pay fees calculated based on outstanding balances of the TI bond, the LC and the restricted cash deposit. As of December 31, 2011, the weighted-average rate of the fees on the Bora and Scirocco SBLC facilities and TI bonds was approximately 1.37% and 0.80%, respectively. During the year ended December 31, 2011, $0.7 million in interest expense on the Bora and Scirocco SBLC facilities and TI bonds was incurred of which $0.1 million was recorded to property and equipment as capitalized interest costs.